UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
September 5, 2007
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICAN COMMERCIAL LINES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-51562 (COMMISSION FILE NO.)	73-3177794 (IRS EMPLOYER IDENTIFICATION NO.)
1701 E. Market Street, Jeffersonville IN 47130
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On September 5, 2007, American Commercial Lines Inc. (the “Company”) announced that its Senior Vice President and Chief Financial Officer, Christopher A. Black, has informed the board of directors that he plans on leaving the Company at the expiration of his current employment agreement in February 2008 to pursue other interests. The text of the Company’s press release relating to this announcement is set forth as Exhibit 99.1 to this Report and is incorporated by reference into this item.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press release of American Commercial Lines Inc. dated September 5, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
	By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Dated: September 6, 2007		Vice President, Legal

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of American Commercial Lines Inc. dated September 5, 2007.